Securities and Exchange Commission
                             Washington, D.C. 20549

                            Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the  Registrant[ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive  Proxy  Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material  Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       NEW ENGLAND COMMUNITY BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing  Fee (Check the  appropriate  box):
[X] No fee  required
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which  transaction  applies:

         --------------------------------------------------------------

         2) Aggregate number of securities to which transaction  applies:

         --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         --------------------------------------------------------------

         4) Proposed maximum  aggregate value of transaction:

         --------------------------------------------------------------

         5) Total fee paid:

         --------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

        ---------------------------------------------------------------

        2) Form,  Schedule or Registration  Statement No.:

        ---------------------------------------------------------------

        3) Filing Party:

        ---------------------------------------------------------------

        4) Date Filed:

        ---------------------------------------------------------------

[Logo] New England Community Bancorp

March 20, 1998

Dear Shareholder:

I am pleased to invite you to the 1998 Annual Meeting of Shareholders of New England Community Bancorp, Inc. ("NECB"), which will be held on Tuesday, April 21, 1998, at 10:00 a.m. at the Hartford Golf Club, 134 Norwood Drive, West Hartford, Connecticut.

The accompanying Notice of Annual Meeting of Shareholders and proxy statement contain the matters to be considered and acted upon. Please take a few moments to familiarize yourself with these materials.

In recent years the Securities and Exchange Commission ("SEC") has urged companies to write documents in everyday language that investors can understand. The agency is also running a pilot program for issuers who volunteer to file their documents, including proxy statements, in "plain English." In addition to using "plain English," we have made numerous stylistic changes which help make the statement easier to read and understand.

I hope you will be able to attend the meeting but if you cannot do so, it is important that your shares be represented and voted. I URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

Sincerely yours,

/s/David A. Lentini
-------------------
David A. Lentini
Chairman, President and
Chief Executive Officer

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

  NOTICE OF ANNUAL MEETING .............................................  Cover

  ATTENDANCE AND VOTING MATTERS  .......................................      1

  PERSONS OWNING MORE THAN FIVE PERCENT OF NECB STOCK ..................      2

  THE NECB BOARD OF DIRECTORS ..........................................      2

  NECB STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS   ...............      5

  APPROVAL OF STOCK OPTION PLAN FOR NON-OFFICER DIRECTORS   ............      5

  AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION   ......      6

  REPORT ON EXECUTIVE COMPENSATION  ....................................      8

  STOCK PERFORMANCE GRAPH  .............................................     10

  COMPENSATION OF EXECUTIVE OFFICERS   .................................     11

  OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS  ......     14

  APPOINTMENT OF INDEPENDENT AUDITORS  .................................     15

  OTHER MATTERS   ......................................................     15

  APPENDIX A--PROPOSED AMENDED AND RESTATED CERTIFICATE OF
    INCORPORATION ......................................................    A-1


                      NEW ENGLAND COMMUNITY BANCORP, INC.

                               OLD WINDSOR MALL
                           WINDSOR, CONNECTICUT 06095

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TUESDAY, APRIL 21, 1998,
                                   10:00 A.M.

                               HARTFORD GOLF CLUB
                             134 NORWOOD DRIVE WEST
                             HARTFORD, CONNECTICUT

                                                                 March 20, 1998

Fellow Shareholder:

     You are cordially invited to attend the 1998 New England Community Bancorp ("NECB" or the "Company") Annual Meeting of Shareholders to:

     o  Elect the board of directors.

     o  Approve a stock option plan of the Company for non-officer directors.

     o Approve the Amendment of the Certificate of Incorporation of NECB to increase the number of shares of Common Stock it is authorized to issue from 10,000,000 to 20,000,000.

     o Approve the Amendment of the Certificate of Incorporation of NECB to eliminate the present Article XI, relating to business combinations.

     o  Approve the Amendment of the  Certificate  of  Incorporation  of NECB to
        incorporate   prior   amendments,   reflect  revisions  in  the  General
        Corporation Law of Delaware and make minor changes in wording.

     o Approve the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for 1998.

     o Conduct other business properly brought before the meeting.

     Shareholders of record at the close of business on February 27, 1998 may vote at the meeting.

     Your vote is important. Whether you plan to attend or not, please sign, date, and return the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so.

     I look forward to seeing you at the meeting.

                                         By the Order of the Board of Directors,

                                         /s/ Angelina J. McGillivray
                                         ----------------------------
                                         Angelina J. McGillivray
                                         Secretary

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

     THIS PROXY SOLICITATION IS BEING MADE BY THE BOARD OF DIRECTORS OF NECB (the "NECB BOARD"). This proxy statement and form of proxy are first being sent to security holders on March 20, 1998.


--------------------------------------------------------------------------------
                         ATTENDANCE AND VOTING MATTERS
--------------------------------------------------------------------------------

VOTING METHODS

     You can vote on matters to come before the meeting in three ways:

     o You can come to the Annual Meeting and cast your vote, or

     o You can vote by signing and returning the enclosed proxy card. If you do so, the individuals named on the card will vote your shares in the manner you indicate. If you do not indicate, your shares will be voted FOR the directors, FOR the stock option plan for non-officer directors, FOR each of the amendments and restatement of the Certificate of Incorporation and FOR the appointment of auditors.

     o If you want to give your proxy to someone other than the individuals noted on the proxy card, you may do so by crossing out the name of those individuals and inserting the name of the individuals you are authorizing to vote.

     If you send in a proxy, and wish to change your vote, you can do so by voting at the meeting, by sending in another proxy card with a later date, or by giving written notice to the Secretary of NECB.

THE QUORUM REQUIREMENT

     A quorum of shareholders is necessary to hold a valid meeting. If at least one-third of shareholders are present in person or by proxy, a quorum will exist. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he does not have the authority to do so.

VOTE NECESSARY FOR ACTION

     Directors are elected by a plurality vote of shares present at the meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. The proposals to amend and restate the Certificate of Incorporation must receive the affirmative vote of a majority of the outstanding shares and a majority of the shares beneficially held by shareholders, other than a company which holds more than 5% of the shares of Common Stock outstanding. Abstentions and non-votes have the effect of a no vote on such matters. All other action is by an affirmative vote of the majority of the shares present at the meeting.

RECORD DATE

     The NECB Board has set a record date to determine the date shareholders must own their stock in order to be able to vote at the meeting. The date is February 27, 1998. Each share entitles its owner to one vote. As of this date, there were 5,160,626 shares of Common Stock outstanding.

MATTERS RAISED AT THE MEETING NOT INCLUDED IN THIS STATEMENT

     We do not know of any matters to be acted upon at the meeting other than those discussed in this statement. If any other matter is presented, proxy holders will vote on the matter in their discretion.

     To present other matters to the meeting you must provide advance written notice to NECB. For purposes of the 1999 Annual Meeting, that notice must be received by November 20, 1998.


--------------------------------------------------------------------------------
               PERSONS OWNING MORE THAN FIVE PERCENT OF NECB STOCK
--------------------------------------------------------------------------------

     The  following  table  lists  all   shareholders   known  by  NECB  to  own
beneficially more than 5% of the 5,160,626 shares of Common Stock outstanding as of February 27, 1998.

--------------------------------------------------------------------------------
                                          TOTAL AMOUNT
                                         OF BENEFICIAL     PERCENT
NAME AND ADDRESS                           OWNERSHIP       OF CLASS
--------------------------------------------------------------------------------
Wellington Management Co.
75 State Street, 19th Floor                 415,514         8.05%
Boston, MA 02119
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           THE NECB BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     A Board of eight Directors is to be elected at this Annual Meeting to hold office until the next Annual Meeting and the election and qualification of their successors. The Governance Committee of the NECB Board has nominated the following persons (the "Nominees"), and it is intended that proxies will be voted in favor of all these persons. If, for any reason, any of the Nominees is not able or willing to serve as a Director when the election occurs (a situation which is not presently contemplated), it is intended that the proxy will be voted for the election of a substitute nominee in accordance with the judgment of the proxy holder.

NOMINEES FOR DIRECTOR

------------------------------------------------------------------------------------------------------------
                                                                                                DIRECTOR OF
 NAME                        AGE   POSITION AND PRINCIPAL OCCUPATION    COMMITTEE MEMBERSHIP    NECB SINCE
------------------------------------------------------------------------------------------------------------
 John C. Carmon              50    President, Carmon Funeral            Executive and                1985
                                   Home, Inc.                           CRA
------------------------------------------------------------------------------------------------------------
 Gary J. DeNino              43    President, IMSCO, Inc.               Loan, Audit,                 1995
                                   (IMSCO, Inc., is a                   Compensation
                                   domestic market                      and Governance
                                   representative of
                                   international products.)
------------------------------------------------------------------------------------------------------------
 Frank A. Falvo              55    Executive Vice President             Executive, Loan              1995
                                   of NECB                              and CRA
------------------------------------------------------------------------------------------------------------
 Dominic J. Ferraina         65    Chairman of the Board of             Executive, Loan,             1986
                                   NEBT, Practicing                     Compensation
                                   Attorney                             and Governance
------------------------------------------------------------------------------------------------------------
 John R. Harvey              50    Partner, Harvey &                    Audit                        1995
                                   Horowitz, P.C. (certified
                                   public accountants)
------------------------------------------------------------------------------------------------------------
 David A. Lentini            51    Chairman, President and              Executive, Loan              1993
                                   CEO of NECB                          and CRA
------------------------------------------------------------------------------------------------------------
 Angelina J. McGillivray     48    Secretary of NECB,                   Executive, Loan,             1993
                                   Manager, Coccomo                     Compensation,
                                   Associates Realtors, LLC             Governance and
                                                                        CRA
------------------------------------------------------------------------------------------------------------
 Michael P. Solimene         52    President, Semac Electric            Loan                         1997
                                   Co. Inc.
------------------------------------------------------------------------------------------------------------

  The NECB Board recommends a vote FOR all nominees for election as directors.


MEETINGS AND COMMITTEES

     During 1997, the NECB Board met fourteen times. Committees of the NECB Board met as follows: Community Reinvestment Act ("CRA") Committee met once, the Audit Committee met three times, the Compensation and the Governance Committees each met four times. In 1997, all NECB Board members attended more than 75% of the meetings of the NECB Board and its committees on which they serve.

     The EXECUTIVE COMMITTEE consists of five members. It meets only when there is not time to submit urgent matters to the full NECB Board. During 1997, the Committee did not met because all matters otherwise reviewable by it were reviewed by the entire NECB Board.

     The CRA COMMITTEE consists of four members and reviews matters and suggests initiatives which may affect NECB's CRA compliance.

     The AUDIT COMMITTEE assists the Boards of Directors of New England Bank and Trust Company, The Equity Bank and Community Bank (collectively the "Subsidiaries") in fulfilling their fiduciary responsibilities relating to their corporate accounting and reporting practices respectively. Additionally, the Audit Committee reviews the records and affairs of NECB to determine its financial condition, reviews with management and the independent auditors NECB's internal control systems, and monitors NECB's adherence in accounting and financial reporting to generally accepted accounting principles.

     The COMPENSATION COMMITTEE, composed of three independent non-employee members of the NECB Board, determines issues related to compensation programs and policies including compensation actions for the Chief Executive Officer and other executive officers (see Compensation Committee Report on Executive Compensation).

     The  GOVERNANCE   COMMITTEE  consists  of  three  members.  The  Governance
Committee was formed to assist the NECB Board with issues related to its membership as well as issues related to the Articles of Incorporation and Bylaws of the Company. Issues related to membership include, but are not limited to, issues such as the size and membership of the NECB Board and its standing committees. The Committee, acting as the nominating committee, met on March 12, 1998 and recommended the proposed slate of Nominees, as presented in this proxy statement, to seek election at the 1998 Annual Meeting to serve as directors of NECB.

     The Governance Committee will consider additional nominees during the year as corporate needs dictate, and will advise the NECB Board as to its recommendations. The Governance Committee will consider recommendations by shareholders for nomination as directors, provided such recommendations are submitted in accordance with certain procedures set forth in NECB's Bylaws. A copy of the Bylaws will be sent to any shareholder upon written request.

COMPENSATION OF DIRECTORS

     For their service on the NECB Board during 1997, directors (other than executive officers of NECB who are Board members) received an annual retainer of $3,000, plus $300 for each Board meeting attended and $150 for each committee meeting attended. Each Committee Chairman received additional annual compensation of $1,000.

--------------------------------------------------------------------------------
              NECB STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

     The following table shows, as of February 27, 1998, the number of shares of Common Stock and the percent of outstanding Common Stock beneficially owned by
(i) each of the current directors, (ii) each of the executive officers named in the Summary Compensation Table (on page 11), and (iii) all directors and executive officers as a group.

--------------------------------------------------------------------------------
                                                     SHARES       PERCENT
                                                  BENEFICIALLY       OF
 NAME                                                OWNED(1)     CLASS(2)
--------------------------------------------------------------------------------
 John C. Carmon                                      20,196(3)      0.4%
 Gary J. DeNino                                      28,146         0.5
 Frank A. Falvo                                      27,537(3)      0.5
 Dominic J. Ferraina                                 16,500(3)      0.3
 Donat A. Fournier                                   22,547(3)      0.4
 Anson C. Hall                                       18,137(3)      0.4
 John R. Harvey                                      15,165(3)      0.3
 David A. Lentini                                    45,870(3)      0.9
 Angelina J. McGillivray                            255,176(4)(5)   4.9
 Michael P. Solimene                                 92,009(3)      1.8
 All Directors and Executive Officers as a Group
 (10 persons)                                       541,283        10.4%
--------------------------------------------------------------------------------

(1)Amounts shown include 13,200 shares that may be acquired by each of Messrs. Falvo, Fournier, Hall and 17,600 by Mr. Lentini.

(2)For purposes of this calculation, the number of shares of Common Stock used includes shares outstanding as of February 27, 1998 of 5,160,626 plus any shares subject to options granted to that individual and exercisable within sixty (60) days of February 27, 1998. 3 Includes shares owned by, or as to which voting power is shared with, spouse, children, or affiliates.

(4)Includes 93,683 shares owned by John A. Coccomo Sr. Amended and Restated Trust, of which Mrs. McGillivray is a beneficiary.

(5)Includes 37,413 shares owned by John A. Coccomo Sr., Foundation for the Blind, Inc., a charitable trust of which Mrs. McGillivray is a trustee and for which ownership has been disclaimed by Mrs. McGillivray.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             APPROVAL OF STOCK OPTION PLAN FOR NON-OFFICER DIRECTORS
--------------------------------------------------------------------------------

     On August 28, 1997, the NECB Board adopted a Stock Option Plan (the "Plan") for directors who are not otherwise employees of the Company or any of its subsidiaries. Each non-officer director was granted an option to purchase 11,000 shares of NECB's Common Stock at the fair market value of a share on such date, determined pursuant to the Plan to be $17.27 per share, the last sales price of a share of Common Stock on the Nasdaq Stock Market as reported for that date.

     The Plan is subject to the approval of the shareholders, and the Plan and all options granted to date will be null and void if the majority of the shareholders present at the meeting do not vote in favor of the adoption of the Plan. If adopted by the shareholders, the Plan will terminate on August 28, 2007.

     The Plan was adopted to attract and retain the continued services of qualified non-officer directors of NECB and to encourage them to secure or increase their stock ownership. The NECB Board believes that the Plan will promote continuity of management and increased personal interest in the welfare of the Company by those directors.

     Options to purchase a total of 66,000 shares are presently held by NECB's six non-officer directors. A total of 330,000 shares of the authorized but unissued shares of the Common Stock have been reserved for issuance upon the exercise of options granted pursuant to the Plan. However, future grants of options will be made only upon approval of NECB's shareholders.

     The Plan is administered by the Executive Compensation Committee--which consists of a minimum of three members of the NECB Board. The Committee prescribes rules and regulations relating to the Plan and makes other determinations necessary for its administration. It will also make adjustments to the option price and number of shares subject to an option in the case of stock dividends or a recapitalization, or arrangements in the case of a merger, consolidation, reorganization or liquidation.

     Each option may be exercised in five equal installments, commencing from the date it is granted. No option may be exercised, however, until the Plan is approved by the shareholders of NECB. If an option holder dies or is disabled, or if a director's service as a director is terminated following a "Change in Control", all options held by such person will become exercisable immediately. A "Change in Control" is defined as ownership of 35% or more of the voting power of the Common Stock, a merger for cash or securities or one in which NECB is not the surviving entity, unless the NECB shareholders' proportionate interest in the surviving Company is unchanged, a sale, lease or other transfer of all or substantially all the assets of NECB, or if continuing directors do not constitute at least 70% majority of the NECB Board in any 24-month period. The ownership of 35% or more of the voting power can be determined not to be a Change of Control by a 70% vote of the continuing directors.

  The NECB Board recommends a vote FOR the approval of the Stock Option Plan.

--------------------------------------------------------------------------------
          AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION
--------------------------------------------------------------------------------

     The Certificate of Incorporation of NECB was last restated on June 25, 1984. Since that time, it has been amended on July 14, 1987, September 28, 1994 and May 16, 1995. The document presently consists of 49 pages. The number of amendments, some of which are inconsistent in form, makes it cumbersome.

     In addition, the NECB Board has recommended that certain specific changes be made in the NECB Certificate of Incorporation. They are:

     1. To increase the number of shares of Common Stock it is authorized to issue from 10,000,000 to 20,000,000.

     2. To eliminate the present Article XI, relating to business combinations.

     3. To incorporate prior amendments, reflect revisions in the General Corporation Law of Delaware and make minor changes in wording.


INCREASE IN THE AMOUNT OF COMMON STOCK THE NECB BOARD CAN ISSUE

     The NECB Board is presently authorized to issue 10,000,000 shares of Common Stock. Of this amount, 6,051,626 are presently issued, or reserved for issuance upon the exercise of options.

     The NECB Board believes that to maintain its competitive edge, NECB must be able to continue its strategy for growing the Company through a combination of internal growth and acquisitions. The later effort is the result of the trend in the industry toward fewer, but larger, banks which will be capable of utilizing the new powers Congress has provided banks and bank holding companies. Since 1995, NECB has acquired four banking entities and issued more than 2.5 million shares of its Common Stock. Recently, NECB announced an agreement to acquire Olde Port Bank and Trust, in Portsmouth, New Hampshire.

     The NECB Board considers the proposed increase in the number of authorized shares desirable because it would give the NECB Board the necessary flexibility to issue Common Stock in connection with stock dividends and splits, acquisitions, financings and employee benefits and for other general corporate purposes without the expense and delay incidental to obtaining shareholder approval of an amendment to the Certificate increasing the number of authorized shares at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Company's securities may then be listed. The shareholders of the Company do not have any preemptive rights with respect to the issuance of any additional shares of Common Stock, and the shares of Common Stock authorized pursuant to this proposal would likewise contain no preemptive rights. The Company has no current plans, understandings or agreements regarding stock dividends and splits, acquisitions, financings and employee benefits that would cause the Company to issue any of the additional shares of common Stock authorized by this proposal.

DILUTIVE EFFECT OF ISSUANCE OF ADDITIONAL SHARES

     The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present shareholders of the Company. However, to the extent that shares are subsequently issued to persons other than the present shareholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on present shareholders.

     The NECB Board believes, however, that the proposed amendment to Article IV of the Certificate will provide several long-term benefits to the Company and its shareholders, including the flexibility to pursue acquisitions in exchange for Common Stock of the Company. While the Company has no specific plans, proposals, understandings or agreements for any such acquisition, the issuance of additional shares of Common Stock for an acquisition may have a dilutive effect on earnings per share and book value per share, as well as a dilutive effect on the voting power of existing shareholders. The Company would expect that any such dilutive effect on earnings per share and/or book value per share would be relatively short-term in duration.

ANTI-TAKEOVER EFFECT

     The issuance of additional shares of Common Stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger. The proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult an attempt by another person or entity to obtain control of the Company, though the Board of Directors has no present intention of issuing additional shares for such purposes and has no present knowledge of any such takeover efforts.

     The Board of Directors recommends a vote FOR the approval to increase authorized shares of Common Stock from 10,000,000 to 20,000,000.

ELIMINATION OF THE "ANTI-TAKEOVER" PROVISIONS OF ARTICLE XI

     The present Article XI was enacted to prevent a takeover of the Company, or certain undesirable business dealings, with persons or groups of persons who owned 5% or more of the Common Stock of NECB. It is complicated, and becomes more difficult to administer as the Company gets larger. The NECB Board does not feel that the Company needs the protection now, and believes that some of the provisions of Article XI may make it difficult to complete transactions which may be beneficial for NECB. The General Corporation Law of Delaware contains protective provisions which the NECB Board deems adequate, relating to business dealings with persons or groups of persons owning 15% or more of the Common Stock.

  The Board of Directors recommends a vote FOR the elimination of Article XI.

REFLECTING REVISIONS IN CORPORATION LAW

     Three changes have been made: (i) Prior amendments have been  incorporated,
(ii) Article VII, regarding indemnification of directors, officers, employees and agents of the Company, has been revised to conform to the current General Corporation Law of the State of Delaware, and (iii) there have been stylistic changes, but there have been no substantive changes.

          The Board of Directors recommends a vote FOR these changes.

COPY OF PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     A copy of the proposed Amended and Restated Certificate of Incorporation as it would be in effect if all three proposals are approved is attached to this Proxy Statement as Exhibit A. Shareholders are encouraged to review it carefully.

--------------------------------------------------------------------------------
                        REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The Executive Compensation Committee is composed of three independent non-employee members of the NECB Board who initiate all compensation actions for the Chief Executive Officer ("CEO") and recommend the compensation for all executive officers.

     NECB's executive compensation programs are designed to be market competitive in order to attract and retain highly qualified and experienced executives who are motivated to enhance shareholder value. In 1997, the Committee's compensation recommendations with respect to the CEO and other executive officers as defined in the Summary Compensation Table (the "Named Executive Officers") continued to be driven by NECB's strategy to place emphasis on variable compensation. In order to link the Named Executive Officers' pay closely with the interests of NECB's shareholders, this variable compensation takes the form of performance-based awards and equity awards. NECB's goal is to ensure that the total pay for each of the Named Executive Officers reflects the executive's position, duties and level of responsibility and is comparable to the compensation paid to executives in similar positions at financial institutions of NECB's size (measured by total assets). This group is not the same as the index used for the purposes of comparing total shareholder return under the Stock Performance Graph below.

     The amounts paid to each of the Named Executive Officers in the form of base salary and short and long-term incentive awards are discretionary based upon the Committee's assessment of certain quantitative and qualitative factors. For 1997 compensation purposes, the Committee considered: (1) NECB's performance in 1996, as measured by the growth in net assets and net income; (2) reduced percentage of problem loans (before the effect of acquisitions); (3) the announced and completed acquisitions; and (4) the increased market value of the Company.

     Long-term incentive awards, consisting of incentive and nonqualified stock options, act as a retention tool and serve to link the executive officers' opportunity for financial reward with that of the shareholders. They ensure that short-term performance is adequately balanced with the achievement of longer-range objectives which are in the best interests of the shareholders. The purpose is to stimulate key managerial employees, who are in a position to materially contribute to the long-term success of NECB, by allowing such individuals to acquire or increase their proprietary interest in NECB and also to enable NECB to attract and retain such key employees. In August 1997, the Committee awarded options on 255,750 shares of stock to Named Executive Officers and other key employees.

CEO COMPENSATION

     In 1997, NECB's most  highly-compensated  Named Executive Officer was David
A. Lentini, President and Chief Executive Officer. The Committee reviewed Mr. Lentini's performance and determined that he met or exceeded all objectives in 1997. The Committee also discussed 1998 business objectives for Mr. Lentini. Mr. Lentini's cash compensation for 1997 included a base salary of $192,500 and a bonus of $61,500. The Committee exercised its judgment in determining the amount of Mr. Lentini's award and took into account certain quantitative and qualitative factors described above. Mr. Lentini was not present during the Committee's discussion concerning his compensation. The Committee's decision was unanimously accepted by the NECB Board.

     This report is furnished by members of the Compensation Committee.

Gary J. DeNino         Dominic J. Ferraina         Angelina J. McGillivray

--------------------------------------------------------------------------------
                            STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The Stock Performance Graph compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against both a broad-market index (the Nasdaq National Market) and an industry index [SNL Securities' New England Bank Index], for the five-year period from December 31, 1992 through December 31, 1997. The graph assumes that on December 31, 1992 $100 was invested in Common Stock of NECB and the indices and that dividends were reinvested.

      [The following table represents a line graph in the printed report.]

                                       TOTAL RETURN PERFORMANCE

-----------------------------------------------------------------------------------------------------
INDEX                               12/31/92   12/31/93     12/31/94   12/31/95   12/31/96   12/31/97
-----------------------------------------------------------------------------------------------------
 New England Community Bancorp       100.00       93.76      207.65     264.07     405.00    747.65
-----------------------------------------------------------------------------------------------------
 NASDAQ-Total US                     100.00      114.80      112.21     158.70     195.19    239.53
-----------------------------------------------------------------------------------------------------
 SNL New England Bank Index          100.00      102.57       98.57     161.62     220.39    350.81
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COMPENSATION OF EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

     The following table shows, for the years ended December 31, 1997, 1996 and 1995, the compensation of the Chief Executive Officer and the three other most highly compensated executive officers of NECB who were serving as executive officers at year-end 1997. The persons named in the table are referred to in this proxy statement as the "Named Executive Officers."


=========================================================================================================

                           SUMMARY COMPENSATION TABLE

                        ------------------------------------------------------------
                                                                        LONG-TERM
                                                                      COMPENSATION
                                          ANNUAL COMPENSATION            AWARDS     ---------------------
NAME AND                                                                 OPTIONS/        ALL OTHER
PRINCIPAL POSITION                  YEAR     SALARY ($)     BONUS ($)     SARS (#)    COMPENSATION ($)
---------------------------------------------------------------------------------------------------------
 David A. Lentini                   1997     $192,500       $61,500       66,000         $23,927(1)
 Chairman, President and            1996      175,000        30,800       44,000          19,345
 Chief Executive Officer            1995      140,000        13,500       15,000          20,837
---------------------------------------------------------------------------------------------------------
 Frank A. Falvo                     1997      165,000        47,833       33,000          15,048(2)
 Executive Vice President           1996      150,000        26,400       33,000           4,167
                                    1995(3)   125,000        12,32(5)
---------------------------------------------------------------------------------------------------------
 Donat A. Fournier                  1997      137,500        47,833       33,000          20,866(4)
 Vice President and Senior          1996      125,000        26,400       33,000          14,549
 Loan Officer                       1995       95,000        10,500       10,000          17,138
---------------------------------------------------------------------------------------------------------
 Anson C. Hall                      1997      132,116        47,833       33,000          23,300(5)
 Vice President, Chief              1996      100,000        17,600       33,000          11,472
 Financial Officer and Treasurer    1995       80,000         6,500        5,000
---------------------------------------------------------------------------------------------------------

(1)During  1997,  NECB  contributed  $7,700  into  the  Company's  401(k)  Plan.
   Additionally, NECB paid life and disability insurance premiums in the amount of $1,211 and $6,682, respectively, for the benefit of Mr. Lentini.

(2 During 1997, NECB contributed $6,483 pursuant to the Company's 401(k) Plan and $3,818 for automobile expenses.

(3)Amounts shown in the table for 1995 include amounts paid by The Equity Bank to Mr. Falvo prior to its acquisition by NECB.

(4)During  1997, NECB  contributed  $6,567 into  the  Company's  401(k) Plan and
   $6,303 for automobile  expenses.

(5)During 1997, NECB contributed $7,198 into the Company's 401(k) Plan.

=========================================================================================================

====================================================================================================
                              OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------
                                           INDIVIDUAL GRANTS
                   --------------------------------------------------------------
                       NUMBER OF        PERCENT OF
                       SECURITIES     TOTAL OPTIONS/
                       UNDERLYING      SARS GRANTED     EXERCISE OR                 GRANT DATE
                     OPTIONS/SARS      TO EMPLOYEES     BASE PRICE   EXPIRATION   PRESENT VALUE
 NAME                GRANTED (#)(1)  IN FISCAL YEAR(2)   ($/SH)        DATE          ($)(3)
----------------------------------------------------------------------------------------------------
 David A. Lentini        66,000            25.8%        $17.27         8/28/2007   $376,860
 Frank A. Falvo          33,000            12.9          17.27         8/28/2007    188,430
 Donat A. Fournier       33,000            12.9          17.27         8/28/2007    188,430
 Anson C. Hall           33,000            12.9          17.27         8/28/2007    188,430
----------------------------------------------------------------------------------------------------

(1)Under the 1996 Incentive and Nonqualified Compensatory Stock Option Plan (the
   "1996  Plan"),  the  Committee  may grant either  Incentive  Stock Options or
   Non-Statutory Stock Options to key managerial employees to purchase shares of Common Stock of the Company. The option price is fixed by the Committee at the time of the grant and may not be less than 100 percent of the fair market value of the stock, as determined by the Committee, in good faith as of the grant date. Each option may be exercised in five equal annual installments commencing from the date set forth in the Stock Option Agreement for such options; provided, however, that no option be exercised beyond ten years after the date of the grant.

(2)The percentages in the table are based upon a total of 255,750 options granted to NECB employees in 1997, all of which were granted under the 1996
   Plan described in Footnote 1.

(3)The grant date  present  values shown in the table are  determined  using the
   Black-Scholes  option pricing model.  The assumptions used in calculating the
   Black-Scholes  present value of approximately $5.71 per option for new option grants were as follows:  (a) a dividend  yield of 2.1  percent;  (b) expected volatility of 25 percent;  (c) a risk-free interest rate of 5.89 percent; and
   (d) expected lives of eight years.
   The  Black-Scholes  option  pricing model was developed for use in estimating the fair value of traded  options that have no vesting  restrictions  and are fully  transferable.  In addition,  option  pricing models require the use of highly subjective assumptions, including the expected stock price volatility.
   Because NECB's employee options have characteristics  significantly different from those of traded options,  and because changes in subjective  assumptions can materially affect the fair value estimates,  the Black-Scholes model does not necessarily provide a reliable single measure of the fair value of NECB's employee  options.  The amount  realized from an employee  option  ultimately depends on the market of the Common Stock on the date of the exercise.
====================================================================================================

==========================================================================================================================

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                         -----------------------------------------------------------------
                                                              NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                                OPTIONS/SARS AT                OPTIONS/SARS
                                                                   FY-END (#)                    AT FY-END ($)(2)
--------------------------------------------------------------------------------------------------------------------------
                        SHARES
                        ACQUIRED        VALUE REALIZED
 NAME                ON EXCERCISE (#)        ($)(1)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------------
 David A. Lentini         15,000            $225,000        8,800           101,200         $141,284      $1,100,066
 Frank A. Falvo                                             6,600            59,400          105,963         691,317
 Donat A. Fournier        10,000             163,125        6,600            59,400          105,963         691,317
 Anson C. Hall             5,000              80,625        6,600            59,400          105,963         691,317
--------------------------------------------------------------------------------------------------------------------------

(1)Value realized is the difference  between the fair market value of the Common
   Stock at the date of exercise and the exercise price of the option exercised.

(2)Value is the difference  between the fair market value of the Common Stock at year end and the exercise price of the option.
==========================================================================================================================


PENSION PLAN

     During 1996, the Company converted its defined contribution plan into a 401(k) Plan (the "Plan"). Employees over the age of 21 and with one year of service are eligible to participate in the Plan. The Company matches employee contributions to the Plan on the following basis: 100% of the first 3% of employee contributions and 50% of the next 2%. Both employee and Company matches immediately vest in the Plan. Additionally, funds which were previously not vested in the defined contribution plan vested upon transfer into the Plan.

EMPLOYMENT AGREEMENTS

     NECB entered into employment agreements with Messrs. Lentini, Fournier and Hall in August 1994 and with Mr. Falvo in August 1996.

     Except for the name, salary and anniversary date, each agreement is substantially identical. Each provides that beginning on the first anniversary of its execution, and annually thereafter, the agreement automatically extends for one additional year unless canceled by either party. Each agreement will terminate two years from the date of the last extension. Under each agreement, the named executive receives an annual base salary which is fixed by the NECB Board each year. Each agreement also provides that the NECB Board may pay an incentive bonus to the named executive at its option, and the amount of such bonus is discretionary and will be determined by the NECB Board.

EXECUTIVE RETENTION AGREEMENTS

     NECB entered into Executive Retention Agreements with each Named Executive Officer on October 16, 1997. The agreements are substantially identical. Each agreement provides that if there is a "Change in Control", and the Company terminates the executive's employment without "Cause" or the Executive terminates his employment for "Good Reason", NECB shall pay the Executive a lump sum equal to the sum of (i) three times the annual compensation in the case of Mr. Lentini, and two times for all other executive officers, (ii) the pro rata share of the Executive's incentive bonus for the year in which the termination occurs, and (iii) the amount he would have received as a matching contribution under the Company's 401(k) Plan if he had received the amounts set forth in (i) and (ii) over the respective years and had made contributions to the Company's 401(k) Plan based on those amounts at the contribution rate in effect at the time of the Change in Control.

     In addition, NECB will transfer clear title to the automobile it is providing to the Executive; all stock options and restricted stock of the Executive will immediately vest; the Company will pay the Executive any difference between federal and Connecticut income and capital gains tax on any income realized on options which are not eligible to be Incentive Stock Options; will provide the Executive with outplacement assistance for a year, but not in excess of 15% of his base salary; and for three years following termination, provide the Executive with a country club membership and continue all benefits and service credit for benefits for any plans maintained by the Company prior to the Change in Control that are "welfare plans" or "pension plans" as defined in ERISA.

     Further, the Company will pay an amount equal to any tax the Executive is subject to by reason of such payments under Section 4999 of the Internal Revenue Code, plus an amount equal to the federal and state tax which will be imposed on the Executive as a result of the receipt of such payment.

     "Change in Control" is defined in the last paragraph of "Approval of Stock Option Plan for Non-Officer Directors". "Cause" is defined as an intentional act of harm against the Company. "Good Reason" is defined as a reduction in the Executive's position, responsibilities, authority, salary, other compensation, employee benefit plan or a change in place of employment, a transfer of the Company's business or assets to an entity which does not assume the agreement, or the breach of the Agreement by the Company.

--------------------------------------------------------------------------------
                  OTHER INFORMATION RELATING TO DIRECTORS AND
                               EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

     Some of the directors and executive officers of NECB and its Subsidiaries and companies or organizations with which they are associated, have had, and may have in the future, banking transactions with the Subsidiaries in the ordinary course of their business. All such loans are currently performing in accordance with their terms. Total loans to directors and executive officers of NECB, and the Subsidiaries and associates of such executive officers and directors outstanding during the past three years were as follows:

--------------------------------------------------------------------------------
 DECEMBER 31,               TOTAL INDEBTEDNESS OUTSTANDING
--------------------------------------------------------------------------------
  1997                                $2,746,000
  1996                                 2,596,000
  1995                                 6,971,000
--------------------------------------------------------------------------------

     Federal banking laws and regulations limit the aggregate amount of indebtedness which banks may extend to bank insiders. Pursuant to such laws and regulations, the Subsidiary Bank's may extend credit to executive officers, directors, principal shareholders or any related interest of such persons, if the extension of credit to such persons is in an amount that, when aggregated with the amount of all outstanding extensions of credit to such individuals, does not exceed the Subsidiaries' unimpaired capital and unimpaired surplus. As of December 31, 1997, 1996 and 1995 the aggregate amounts of extensions of credit to insiders were well below this limit.

     All such banking transactions are on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and, on terms that do not involve more than the normal risk of collectibility or present other unfavorable features.

     During 1997, the Company retained Dominic J. Ferraina, Director of NECB and Chairman of New England Bank and Trust Company, to perform certain legal services.

COMPLIANCE WITH 16(A) FILINGS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires NECB's directors, executive officers, and persons who own more than 10% of NECB's Common Stock, to file with the Securities and Exchange Commission (the "SEC") reports of beneficial ownership and changes in beneficial ownership of NECB Common Stock. Executive officers, directors and greater than 10% shareholders are required by regulations of the SEC to furnish NECB with copies of all Section 16(a) forms they file. In 1997, all required reports of beneficial ownership were timely filed, based upon a review of the copies of such reports furnished to NECB and representations that no other reports were required to be filed.

--------------------------------------------------------------------------------
                      APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Shatswell, MacLeod & Company, P.C. ("Shatswell, MacLeod & Company") independent accountants, has been selected by the NECB Board to serve as independent accountants for NECB for the fiscal year ending December 31, 1998. Although shareholders will vote upon the ratification of the selection of Shatswell, MacLeod & Company, and the Audit Committee will review the selection if it is not ratified, the NECB Board will have the right to continue to retain Shatswell, MacLeod & Company as independent accountants in any event if it desires to do so.

     A representative of Shatswell, MacLeod & Company will be present at the Annual Meeting to respond to appropriate questions and may make a statement if he or she desires to do so.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

     The NECB Board does not know of any other matters which might come before the Annual Meeting of Shareholders; however, if any other matters should properly come before the meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying form of proxy to vote thereon in accordance with their judgment.

SHAREHOLDER PROPOSALS FOR THE 1999 MEETING

     Under NECB's Bylaws, for business proposed by a shareholder (other than director nomination) to be a proper subject for action at an Annual Meeting of Shareholders, in addition to any requirement of law, the shareholder must timely request (by Certified Mail-Return Receipt Requested) that the proposal be included in the Company's proxy statement for the meeting, and such request must satisfy all of the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. NECB received no such request from any shareholder with respect to the 1998 Annual Meeting.

     In order to be included in NECB's proxy statement and form of proxy for the 1999 Annual Meeting of Shareholders and in order to be a proper subject for action at that meeting, proposals of shareholders intended to be presented to that meeting must be received at NECB's principal executive offices by November 20, 1998. Shareholder proposals should be mailed to the NECB Corporate Secretary, P.O. Box 130, Windsor, Connecticut 06095.

GENERAL

     The cost of solicitation of proxies, including the cost of reimbursing brokerage houses and other custodians, nominees or fiduciaries for forwarding proxies and proxy statements to their principals, will be borne by NECB. NECB files with the Securities and Exchange Commission Annual Reports on Form 10-K. A copy of the report for 1997 will be furnished, without exhibits and without charge, to any shareholder sending a written request to Anson C. Hall, Vice President, Chief Financial Officer and Treasurer, New England Community Bancorp, Inc., P.O. Box 130, Windsor, CT. 06095.

                                   Submitted by order of the Board of Directors,

                                   /s/ Angelina J. McGillivray
                                   --------------------------------
                                   Angelina J. McGillivray
                                   Secretary

                                   EXHIBIT A

                                    PROPOSED
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                      NEW ENGLAND COMMUNITY BANCORP, INC.

                                    ARTICLE I
     The name of the corporation is New England Community Bancorp, Inc. (the "Corporation").

                                   ARTICLE II
     The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at the address is The Corporation Trust Company.

                                  ARTICLE III
     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV
     A. Authorized Capital Stock. The total number of shares of Capital Stock the Corporation has authority to issue is 20,200,000 shares, consisting of:

     1. 200,000 shares of Serial Preferred Stock; and

     2. 20,000,000 shares of Common Stock, par value $.10 per share.

     B. Serial Preferred Stock. The Board of Directors is authorized at any time, and from time to time, to provide for the issuance of shares of Serial Preferred Stock in one or more series, and to determine the designations, preferences, limitations and relative or other rights of the Serial Preferred Stock or any series thereof. For each series, the Board of Directors shall determine, by resolution or resolutions adopted prior to the issuance of any shares thereof, the designations, preferences, limitations and relative or other rights thereof, including but not limited to the following relative rights and preferences, as to which there may be variations among different series:

     1. The rate and manner of payment of dividends, if any;

     2. The par value thereof, if any;

     3. Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

     4. The amount payable for shares in the event of liquidation, dissolution or other winding up of the Corporation;

     5. Sinking fund provisions, if any, for the redemption or purchase of shares;

     6. The terms and conditions, if any, on which shares may be converted or exchanged;

     7. Voting rights, if any; and

     8. Any other rights and preferences of such shares, to the full extent now or hereafter permitted by the laws of the State of Delaware.

     The Board of Directors shall have the authority to determine the number of shares that will comprise each series.

     Prior to the issuance of any shares of a series, but after adoption by the Board of Directors of the resolution establishing such series, the appropriate officers of the Corporation shall file such documents with the State of Delaware as may be required by law.

     C. Common Stock. The shares of Common Stock may be issued by the Corporation from time to time by a resolution approved by its Board of Directors without requiring the approval of its shareholders. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the par value per share. Neither promissory notes nor future services shall constitute payment or part payment for the issuance of the shares of the Corporation. The consideration for the shares shall be cash, services actually performed for the Corporation, personal property, real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the value of such property, labor or services, as determined by the Board of Directors of the Corporation, shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable.

     Each holder of shares of Common Stock shall be entitled to one vote for each share held by such holder, including the election of directors. There shall be no cumulative voting rights in the election of directors.

     Dividends may be paid on the Common Stock out of any assets legally available for the payment of dividends; but only when and as declared by the Board of Directors.

     In the event of any liquidation, dissolution or winding up of the Corporation the holders of the Common Stock shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

     Each share of Common Stock shall have the same relative rights as and be identical in all respects with all the other shares of common stock.

                                   ARTICLE V

     The Corporation is to have perpetual existence.

                                   ARTICLE VI

     The Board of Directors of the Corporation is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

                                  ARTICLE VII

     The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the full extent permitted or allowed by
Section 1435 of the General Corporation Law of Delaware, as it may be amended.

     Notwithstanding any other provision of this Article VII, to the full extent permitted by law, no director of the Corporation shall have any personal liability to the Corporation or its shareholders for monetary damages for breach of his fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

                                  ARTICLE VIII

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

       To authorize and cause to be executed mortgages, security agreements and other liens upon the real and personal property of the Corporation.

       To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created. By a majority of the whole Board, to designate one or more directors as alternate members of any committee and may replace any absent or disqualified member at any meeting of the committee.

       Any such committee, to the extent provided in the resolutions or in the Bylaws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, the Bylaws may provide that in the absence or disqualification of any member of a committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

       When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a shareholders' meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its good will and its corporate franchises upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock, in and/or other securities of, any other corporation or corporations, as its Board of Directors shall deem expedient and for the best interests of the Corporation.

                                   ARTICLE IX

     Meetings of shareholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provisions contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Elections of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                   ARTICLE X

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on shareholders and directors are subject to this reserved power.

[Hartford Golf Club Map Omitted]

HEADING EAST ON ROUTE 84-Take EXIT 43, PARK ROAD.

At end of ramp, turn right. At first light, turn left onto TROUT BROOK DRIVE. Go
2.2 miles and turn right at light onto ALBANY AVE. Go through 1 light and then down another 6 blocks. Turn left onto NORWOOD ROAD. The Hartford Golf Club is located at end of NORWOOD.

HEADING WEST ON ROUTE 84-Take EXIT 44, PROSPECT AVENUE. At the end of the ramp, turn right and then first left at light onto PROSPECT AVENUE and follow to end. Turn left onto ALBANY AVENUE. Go through 1 light and then down another 2 blocks. Turn right onto NORWOOD ROAD. The Hartford Golf Club is located at end of NORWOOD.

HEADING SOUTH ON ROUTE 91-Take EXIT 35B/ROUTE 218 Windsor. At end of ramp, turn right and proceed to intersection with BLOOMFIELD AVENUE/ROUTE 189. Turn left at light onto ROUTE 189 SOUTH. At 6th light, turn right onto ROUTE 44/ALBANY AVE. Go through 2 lights and then down another 2 blocks.Turn right onto NORWOOD ROAD. The Hartford Golf Club is located at end of NORWOOD.

HEADING NORTH ON ROUTE 91-Take EXIT 32A to ROUTE 84 WEST. Follow directions "Heading West on Route 84".

                                REVOCABLE PROXY
                      NEW ENGLAND COMMUNITY BANCORP, INC.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                DIRECTORS OF NEW ENGLAND COMMUNITY BANCORP, INC.

     The undersigned hereby appoints Dominic J. Ferraina and Gary J. DeNino, or either of them, proxies with full power of substitution to each, to represent and vote all stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of New England Community Bancorp, Inc., to be held on April 21, 1998 at 10:00 a.m. at Hartford Golf Club, 134 Norwood Drive, West Hartford, Connecticut or at any adjournments thereof, for the purposes set forth below:


PROPOSITION 1 - ELECTION OF DIRECTORS
To serve until the 1999 Meeting:

           For                     For All
                                   Except
           / /                       / /

John C. Carmon, Gary J. DeNino, Frank A. Falvo, Dominic J. Ferraina, John R. Harvey, David A. Lentini, Angelina J. McGillivray and Michael P. Solimene

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below

--------------------------------------------------------------------------------


PROPOSITION 2 - To approve a stock option plan of the Company for non-officer directors.

           For                     Against                   Abstain
           / /                       / /                       / /


PROPOSITION 3 - To increase the number of shares of Common Stock the Company is authorized to issue from 10,000,000 to 20,000,000.

           For                     Against                   Abstain
           / /                       / /                       / /


PROPOSITION 4 - To eliminate the present Article XI, relating to business combinations.

           For                     Against                   Abstain
           / /                       / /                       / /


PROPOSITION 5 - To incorporate prior amendments, reflect revisions in the General Corporation Law of Delaware and make minor changes in wording.

           For                     Against                   Abstain
           / /                       / /                       / /


PROPOSITION 6 - To approve the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for 1998.

           For                     Against                   Abstain
           / /                       / /                       / /


PROPOSITION 7 - Conduct other business properly brought before the meeting.

           For                     Against                   Abstain
           / /                       / /                       / /


                 IF NO BOX IS MARKED, THIS PROXY WILL BE VOTED
                         "FOR" EACH OF THE PROPOSITIONS

Please sign your name exactly as it appears on this Proxy. All joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

Please be sure to sign and date this Proxy in the box below.

=============
Date
=============
================================================================================


Stockholder sign above       Co-holder (if any) sign above
================================================================================